Manufacturing in Collaboration with Haima Auto	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Manufacturing in Collaboration with Haima Auto
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. Manufacturing in Collaboration with Haima Auto

On March 31, 2017, the Group entered into a contract arrangement with Haima Auto for the manufacture of vehicles. The agreement will expire on December 31, 2021, and such agreements are renewable by mutual consent. Pursuant to the arrangement, starting from 2018, Haima Auto provides an annual production capacity of 50,000 units, for the manufacturing of G3. While Haima is in charge of the day-to-day
operations of the plant, the Group retains effective control over the supply chain, the manufacturing process, testing and quality control. For each vehicle produced, the Group will incur manufacturing cost on a per-vehicle
basis monthly. The Group did not have any compensation or fees for Haima Auto other than the aforementioned manufacturing cost.
In consideration of commercial development needs, the Group and Haima came to a mutual consent that the former agreement would not be renewed and signed a transitional agreement in August 2021 for the termination of the manufacturing of vehicles in Haima plant and the corresponding relocation arrangements. As a result of the transitional and relocation agreement, relocation and disposal costs were incurred and borne by the Group, of which

RMB132,856 was recognized as other operating expenses for the year ended December 31, 2021. The relocation and disposal costs of RMB96,031 were or will be incurred in the form of cash
,
while the remaining amounts were
non-cash.
For the year ended December 31, 2021, RMB43,755 was paid in cash and the remaining cash amounts shall be paid substantially in 2022.